UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 16, 2011
WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	000-32883	13-4088127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

5677 Airline Road, Arlington, Tennessee	38002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (901) 867-9971
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
On August 16, 2011, Lisa L. Michels, Vice President and Chief Compliance Officer resigned from the Company effective immediately. She is eligible for severance benefits.
The Nominating, Compliance and Governance (NCG) Committee of our Board of Directors will retain a recruiting firm to conduct a national search for a new Chief Compliance Officer. Effective immediately, the NCG Committee has named John Knighton as interim Chief Compliance Officer. Mr. Knighton has served as our Director of Compliance since 2010. Prior to joining us, Mr. Knighton served in various compliance roles for various pharmaceutical companies.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2011

WRIGHT MEDICAL GROUP, INC.

	By:	/s/ David D. Stevens

David D. Stevens Interim Chief Executive Officer

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